David Reeder to Join Chewy as Chief Financial Officer

Reeder will assume the CFO role early next year
Interim CFO Stacy Bowman will continue to serve as the Chief Accounting Officer

PLANTATION, Fla., December 6, 2023 (BUSINESS WIRE) — Chewy, Inc. (NYSE: CHWY) (“Chewy”), a trusted destination for pet parents and partners everywhere, announced today the appointment of David Reeder as Chief Financial Officer (CFO), effective February 14, 2024.

David joins Chewy from GlobalFoundries, Inc., a leading semiconductor manufacturer, where he has served as CFO since 2020 and led their financial strategy, including their 2021 initial public offering. David previously served as Chief Executive Officer (CEO) of Tower Hill Insurance Group, as well as President and CEO of Lexmark International Inc. Earlier in his career, David was CFO at Electronics for Imaging, Inc., and he also held executive roles at Cisco Systems, Inc., Broadcom Inc., and Texas Instruments Inc.

“David is a highly experienced finance executive who has driven strong results across a range of complex industries,” said Sumit Singh, CEO of Chewy. “I am excited for David to join Chewy and to play an important role in driving long-term, profitable and capital efficient growth as we execute on key strategic priorities across our business.”

“Chewy is a beloved brand and a world-class enterprise, whose sustained growth, significant margin expansion and operational excellence continue to elevate the pet category,” said David Reeder. “I am thrilled to join Chewy’s leadership team and couldn’t be more excited about the road ahead.”

David is currently a member of the board of directors of Alphawave IP Group plc. He holds a Bachelor of Science degree in Chemical Engineering from University of Arkansas and a Master of Business Administration degree from Southern Methodist University.

Upon David’s arrival, interim CFO Stacy Bowman will continue serving as Chewy’s Chief Accounting Officer.

About Chewy

Our mission is to be the most trusted and convenient destination for pet parents and partners everywhere. We believe that we are the preeminent online source for pet products, supplies and prescriptions as a result of our broad selection of high-quality products and services, which we offer at competitive prices and deliver with an exceptional level of care and a personal touch to build brand loyalty and drive repeat purchasing. We seek to continually develop innovative ways for our customers to engage with us, as our website and mobile app allow our pet parents to manage their pets’ health, wellness, and merchandise needs, while enabling them to conveniently shop for our products. We partner with approximately 3,500 of the best and most trusted brands in the pet industry offering approximately 110,000 products and services offerings, to bring what we believe is a high-bar, customer-centric experience to our customers.

Forward-Looking Statements

This communication contains forward-looking statements about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this communication are forward-looking statements. These forward-looking statements are based upon the current assumptions, beliefs and expectations of our management and are subject to risks and uncertainties that could cause actual results to differ materially, including risks and uncertainties relating to our business strategy and plans; our ability to attract, develop, motivate and retain highly qualified and skilled employees; and other risks, uncertainties and other factors described in the section titled “Risk Factors” included under Part I, Item 1A of our Annual Report on Form 10-K and in our other filings with the Securities and Exchange Commission and elsewhere in this communication. The results, events and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to reflect new information or the occurrence of unanticipated events, except as required by law.

Investor Contact:
Jennifer Hsu
ir@chewy.com

Media Contacts:
Diane Pelkey
dpelkey@chewy.com

Josh Green
jgreen@chewy.com